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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported)
                   August 13, 2002 IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)

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     OHIO                       File No. 1-5964                    23-0334400
---------------                ------------------                --------------
(State or other                (Commission File                  (IRS Employer
jurisdiction of                Number)                           Identification
incorporation)                                                   Number)


      P.O. Box 834, Valley Forge, Pennsylvania                   19482
      ----------------------------------------                   -----

  Registrant's telephone number, including area code: (610) 296-8000
                                                      --------------



                                 Not Applicable
               --------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 9.  Regulation FD Disclosure

On August 13, 2002, James J. Forese, Chief Executive Officer of IKON Office Solutions, Inc. ("IKON"), and William S. Urkiel, Chief Financial Officer of IKON, each filed with the Securities and Exchange Commission a statement under oath regarding facts and circumstances relating to the accuracy of IKON's financial statements and each of their review with the Audit Committee of the Board of Directors of IKON, as required by the Securities and Exchange Commission's "Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934" (File No. 4-460, June 27,
2002).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


c. The following exhibits are furnished in accordance with the provisions of
   Item 601 of Regulation S-K:

     (99.1) Statement Under Oath of James J. Forese, Chief Executive Officer of
            IKON Office Solutions, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

     (99.2) Statement Under Oath of William S. Urkiel, Chief Financial Officer of IKON Office Solutions, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        IKON OFFICE SOLUTIONS, INC.




                                        By: /s/ WILLIAM S. URKIEL
                                            ----------------------------------
                                                William S. Urkiel
                                                Senior Vice President and
                                                Chief Financial Officer



Dated:  August 13, 2002

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                                  Exhibit Index

Exhibit Number                        Description
--------------                        -----------

99.1 Statement Under Oath of James J. Forese, Chief Executive Officer, IKON Office Solutions, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath of William S. Urkiel, Chief Financial Officer, IKON Office Solutions, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.